Exhibit 99.1

                            TOYOTA FINANCIAL SERVICES
                   AFSA International Fixed Income Conference
                                     London

                                    May 2010

Disclaimer

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[]   This presentation is for distribution only to persons who, if in members states of the European Economic Area, are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive
     2003/71/EC) and who (whether in members states of the European Economic
     Area or not) (i) are outside the United Kingdom, or (ii) have professional experience in matters relating to investments, or (iii) are persons falling within Article 49(2)(a) to (d) ("high net worth companies, unincorporated associations etc") of The Financial Services and Markets Act 2000
     (Financial Promotion) Order 2005 (all such persons together being referred to as "relevant persons") . This presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this presentation relates is available only to relevant persons and will be engaged in only with relevant persons.

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Toyota's Global Businesses
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TFS Group Global Presence

o    33 Countries and Regions Worldwide

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                                                                               4

TFS Group Financials
                                [GRAPHIC OMITTED]

* As of March 31, 2009

Note: Segments may not sum to total due to elimination and adjustment for consolidation

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                     Toyota Motor Credit Corporation (TMCC)
                            Organizational Structure
                         Toyota Motor Corporation (TMC)
                  Toyota Financial Services Corporation (TFSC)
                     Toyota Motor Credit Corporation (TMCC)

[]   3.9 million active finance contracts (1)

[]   AA(2) /Aa2 (negative outlook) rated captive finance company

[]   Credit support agreement structure with TFSC/TMC

(1) As of March 31, 2010
(2) Placed on CreditWatch with negative implications

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TMCC Products and Services
--------------------------------------------------------------------------
Consumer     Dealer             Commercial            Insurance
Finance     Finance             Finance
--------------------------------------------------------------------------
Retail    Wholesale             Forklift              Service Agmts
Lease     Real Estate           Hino Medium Duty      Ext. Warranty
          Working Capital       Class 8 Heavy Duty    Guaranteed Auto
          Revolving Credit      Retail                    Protection
               Lines            Lease                 Roadside Assistance
--------------------------------------------------------------------------

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TMCC Financial Performance - Select Data
                                                               Nine Months
                                 Fiscal Year Ended March 31          Ended
                                                                   Dec 31,
--------------------------------------------------------------------------
(USD millions)                  2006      2007     2008     2009      2009
Total Financing Revenues      5,181     6,710    8,192    8,800      6,150
    add: Other Income           404       586      686      432        507
    less: Interest Expense    3,588     5,335    7,450    7,132      4,181
           and depreciation
Net Financing Revenues        1,997     1,961    1,428    2,100      2,476
Net Income (Loss)               544       434     (223)    (623)       880

Source: TMCC March 31, 2009 10-K/A (Amend No.2) and December 31, 2009 10-Q

                                                                               8

TMCC Earning Asset Composition

                               [GRAPHIC OMITTED]

Note: Segments may not sum to total due to rounding
Source:TMCC  March 31, 2006 10-K, March 31, 2009 10-K/A (Amend No.2)and December
31, 2009 10-Q

                                                                               9

Extensive Field Organization

[]   Decentralized dealer and field support
[]   Centralized servicing and collections

                               [GRAPHIC OMITTED]

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TMCC Financial Performance - Select Data

                                                              Nine Months
                                     Fiscal Year Ended March 31     Ended
                                                                   Dec 31,
(USD millions)                       2006    2007    2008    2009     2009
Over 60 Days Delinquent (1)         0.43%   0.46%   0.59%   0.68%    0.73%
Allowance for Credit Losses (1) (2) 0.96%   0.85%   0.97%   2.51%    2.24%
Net Credit Losses (3)               0.64%   0.58%   0.91%   1.37%    1.01%

(1)  Percentage of gross earning assets

(2)  The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses):
     $1,640mm/(($54,459mm-(-1,410mm))+($16,971mm-(-230mm)))

(3)  Percentage of average gross earning assets annualized

Source: TMCC March 31, 2009 10-K/A (Amend No.2)and December 31, 2009 10-Q

                                                                              11

Improved Credit Performance

                       Unemployment Rate vs. TFS Loss Rate
                               [GRAPHIC OMITTED]

                                                                              12

Global Funding Programs

                                                                              13

Exceptional Liquidity

[]   A-1+/P-1 Direct Commercial Paper Program

[]   Access to various domestic and international term markets

[]   Billions of untapped capacity in Global Benchmark Markets

[]   Over USD 40 billion in salable retail loan receivables

[]   USD 4.1 billion Short-term Investment Portfolio*

[]   Backed by USD 13 billion  multi-party  back-stop  credit  facilities (USD 5 billion 1-year; USD 8 billion 5-year)

[]   Inter-company lending infrastructure

[]   Credit Support Agreements with Toyota Financial Services Corp. and Toyota
     Motor Corporation

* Average balance for three months ended December 31, 2009
Source: TMCC December 31, 2009 10-Q

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TMCC Funding Program Objectives

[]   TMCC is committed to:
     --   Maintaining funding diversity and exceptional liquidity
     --   Issuing into strong demand with attractive deals
     --   Identifying and developing new markets and investor relationships
     --   Responding quickly to opportunities with best-in-class execution

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Diversity in Debt Offerings

Term Debt Outstanding

By Deal Type                         By Currency

As of March 31, 2010
Source: Company Reports
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Key Investment Highlights

[]   Financial strength supported by strong credit ratings
[]   Transparent business model with exceptional liquidity
[]   Scarcity value and diversification in bond offerings
     --   Focus on proactively meeting needs of market
     --   Strong emphasis placed on flexibility and responsiveness

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